Federated Intermediate Government Fund, Inc.
Institutional Shares (TICKER FLDIX)
Service Shares (TICKER FLDSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED APRIL 30, 2013
A Special Meeting of Shareholders of Federated Intermediate Government Fund, Inc. will be held at 4000 Ericcson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on June 2, 2014, for the following purpose:
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all or substantially all of the assets of Federated Intermediate Government Fund, Inc., in exchange for Shares of Federated Total Return Government Bond Fund. The Shares of Federated Total Return Government Bond Fund held by Federated Intermediate Government Fund, Inc., would then by distributed to Federated Intermediate Government Fund, Inc.'s, Shareholders, pro rata, in complete liquidation and termination of Federated Intermediate Government Fund, Inc.
March 4, 2014
Federated Intermediate Government Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452045 (3/14)